FOR IMMEDIATE RELEASE

Contact:	Emily Claffey/Benjamin Spicehandler /Columbia Clancy
Sard Verbinnen & Co
212-687-8080
Eve Young
Sard Verbinnen & Co - Europe
+44 (0)20 3178 8914
J. Bryant Kirkland III, Vector Group Ltd.
305-579-8000
VECTOR GROUP REPORTS FOURTH QUARTER AND FULL YEAR 2020 FINANCIAL RESULTS

Record Annual Liggett Revenues and Tobacco Operating Income
Increased Douglas Elliman Real Estate Operating Income Driven by Higher Revenues and Continued Benefits of Cost Reductions

MIAMI, FL, February 25, 2021 - Vector Group Ltd. (NYSE:VGR) today announced financial results for the three months and year ended December 31, 2020.

“Vector Group’s strong fourth quarter results reflect our ongoing commitment to creating long-term stockholder value,” said Howard M. Lorber, President and Chief Executive Officer of Vector Group Ltd. “We are pleased that both our tobacco and real estate segments reported significant increases in operating income this quarter including record operating income at Liggett, which is well into the income growth phase of its Eagle 20’s brand strategy.”

Mr. Lorber continued, “In real estate, our Douglas Elliman subsidiary realized significant benefits from increased sales in markets complementary to New York City, including the Hamptons, as well as in Palm Beach, Miami, Aspen and Los Angeles, and from the steps we took in 2020 to reduce expenses. Our New York City business began to stabilize in the fourth quarter and we are well positioned in New York City.”

GAAP Financial Results

Fourth quarter 2020 revenues were $554.6 million, compared to revenues of $439.6 million in the fourth quarter of 2019. The Company recorded operating income of $87.3 million in the fourth quarter of 2020, compared to operating income of $45.6 million in the fourth quarter of 2019. Net income attributed to Vector Group Ltd. for the fourth quarter of 2020 was $32.3 million, or $0.21 per diluted common share, compared to net income of $10.7 million, or $0.06 per diluted common share, in the fourth quarter of 2019.

For the year ended December 31, 2020, revenues were $2.003 billion, compared to revenues of $1.904 billion for the year ended December 31, 2019. The Company recorded operating income of $245.1 million for the year ended December 31, 2020, compared to operating income of $231.1 million for the year ended December 31, 2019. Net income attributed to Vector Group Ltd. for the year ended December 31, 2020 was $92.9 million, or $0.60 per diluted common share, compared to net income of $101.0 million, or $0.63 per diluted common share, for the year ended December 31, 2019. Operating income and net income for the year ended December 31, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.4 million in the Company’s Real Estate segment.

Non-GAAP Financial Measures

Non-GAAP financial measures include adjustments for change in fair value of derivatives embedded within convertible debt, loss on extinguishment of debt, litigation settlements and judgment expense, impact of Master Settlement Agreement settlements, restructuring charges, net gains on sales of assets (for purposes of Adjusted EBITDA and Adjusted Operating Income only), and impairments of goodwill and intangible assets. For purposes of Adjusted EBITDA only, adjustments include equity in earnings from investments, equity in losses from real estate ventures, stock-based compensation expense, and other, net. For purposes of Adjusted Net Income only, adjustments include non-cash amortization of debt discount on convertible debt, net interest expense capitalized to real estate ventures, and the derivative associated with the 2018 acquisition of 29.41% of Douglas Elliman Realty, LLC. Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the fourth quarter and full year ended December 31, 2020 and 2019 are included in Tables 2 through 7.
Three months ended December 31, 2020 compared to the Three months ended December 31, 2019
Fourth quarter of 2020 Adjusted EBITDA attributed to Vector Group (as described in Table 2 attached hereto) were $93.4 million, compared to $52.5 million for the fourth quarter of 2019.
Adjusted Net Income (as described in Table 3 attached hereto) was $32.6 million, or $0.21 per diluted share, for the fourth quarter of 2020, and $17.8 million or $0.11 per diluted share, for the fourth quarter of 2019.
Adjusted Operating Income (as described in Table 4 attached hereto) was $86.6 million for the fourth quarter of 2020, compared to $45.7 million for the fourth quarter of 2019.
Year ended December 31, 2020 compared to the year ended December 31, 2019
Adjusted EBITDA attributed to Vector Group Ltd. (as described in Table 2 attached hereto) were $333.4 million for the year ended December 31, 2020, compared to $259.4 million for the year ended December 31, 2019.
Adjusted Net Income (as described in Table 3 attached hereto) was $139.5 million, or $0.91 per diluted share, for the year ended December 31, 2020, compared to $110.1 million, or $0.70 per diluted share, for the year ended December 31, 2019.
Adjusted Operating Income (as described in Table 4 attached hereto) was $306.3 million for the year ended December 31, 2020, compared to $232.1 million for the year ended December 31, 2019.
Tobacco Segment Financial Results
For the fourth quarter of 2020, the Tobacco segment had revenues of $286.1 million, compared to $260.3 million for the fourth quarter of 2019. For the year ended December 31, 2020, the Tobacco segment had revenues of $1.205 billion, compared to $1.115 billion for the year ended December 31, 2019.
Operating Income from the Tobacco segment was $79.7 million and $319.5 million for the three months and year ended December 31, 2020, respectively, compared to $60.0 million and $261.6 million for the three months and year ended December 31, 2019, respectively.
Non-GAAP Financial Measures
Tobacco Adjusted Operating Income (as described in Table 5 attached hereto) for the fourth quarter of 2020 and 2019 was $80.0 million and $60.1 million, respectively. Tobacco Adjusted Operating Income for the year ended December 31, 2020 was $320.2 million, compared to $262.6 million for the year ended December 31, 2019.
For the fourth quarter of 2020, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 2.12 billion units, compared to 2.07 billion units for the fourth quarter of 2019. For the year ended December 31, 2020, the Tobacco segment had conventional cigarette (wholesale) shipments of approximately 9.16 billion units, compared to 8.97 billion units for the year ended December 31, 2019.
According to data from Management Science Associates, for the fourth quarter of 2020, Liggett’s retail market share declined to 4.21% compared to 4.25% for the fourth quarter of 2019. For the year ended December 31, 2020, Liggett’s retail market share was approximately 4.2%, equal to its market share for the year ended December 31, 2019. Compared to the fourth quarter of 2019, Liggett’s retail shipments in the fourth quarter of 2020 declined by 0.3% while the overall industry’s retail shipments increased by 0.6%. Compared to the year ended December 31, 2019, Liggett’s retail shipments for year ended December 31, 2020 increased by 0.3% while the overall industry’s retail shipments remained flat.

Real Estate Segment Financial Results
For the fourth quarter of 2020, the Real Estate segment had revenues of $268.5 million compared to $179.2 million for the fourth quarter of 2019. For the year ended December 31, 2020, the Real Estate segment had revenues of $798.2 million, compared to $788.9 million for the year ended December 31, 2019. For the fourth quarter of 2020, the Real Estate segment reported a net loss of $5.0 million, compared to net loss of $24.9 million for the fourth quarter of 2019. For the year ended December 31, 2020, the Real Estate segment reported a net loss of $75.9 million, compared to net loss of $11.4 million for the year ended December 31, 2019.
Douglas Elliman’s results are included in the Company’s Real Estate segment. For the fourth quarter of 2020, Douglas Elliman had revenues of $267.5 million, compared to $178.1 million for the fourth quarter of 2019. For the year ended December 31, 2020, Douglas Elliman had revenues of $774.0 million, compared to $784.1 million for the year ended December 31, 2019. For the fourth quarter of 2020, Douglas Elliman reported net income of $14.0 million, compared to net loss of $0.4 million for the fourth quarter of 2019. For the year ended December 31, 2020, Douglas Elliman reported a net loss of $48.2 million, compared to net income of $6.2 million for the year ended December 31, 2019.
The Real Estate segment’s and Douglas Elliman’s net loss for the year ended December 31, 2020 included pre-tax and non-cash impairment charges of $58.3 million and pre-tax restructuring charges of $3.4 million.
Non-GAAP Financial Measures
For the fourth quarter of 2020, Real Estate Adjusted EBITDA attributed to the Company (as described in Table 6 attached hereto) were income of $17.1 million compared to negative $5.3 million for the fourth quarter of 2019.
For the year ended December 31, 2020, Real Estate Adjusted EBITDA attributed to the Company were income of $21.8 million, compared to $6.1 million for the year ended December 31, 2019.
Douglas Elliman’s results are included in the Company’s Real Estate segment. For the fourth quarter of 2020, Douglas Elliman’s Adjusted EBITDA (as described in Table 7 attached hereto) were income of $16.7 million, compared to negative $5.7 million for the fourth quarter of 2019.
For the year ended December 31, 2020, Douglas Elliman’s Adjusted EBITDA were income of $22.1 million, compared to $5.3 million for the year ended December 31, 2019.
For the three months and year ended December 31, 2020, Douglas Elliman achieved closed sales of approximately of $10.5 billion and $29.1 billion, respectively, compared to $6.6 billion and $28.8 billion for the three months and year ended December 31, 2019, respectively.

Non-GAAP Financial Measures
Adjusted EBITDA, Adjusted Net Income, Adjusted Operating Income, Tobacco Adjusted Operating Income, Tobacco Adjusted EBITDA, New Valley LLC Adjusted EBITDA and Douglas Elliman Realty, LLC Adjusted EBITDA (“the Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.

Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 through 7 is information relating to the Company’s Non-GAAP Financial Measures for the fourth quarter and full year ended December 31, 2020 and 2019.

Conference Call to Discuss Fourth Quarter and Full-Year 2020 Results

As previously announced, the Company will host a conference call and webcast on Thursday, February 25, 2021 at 8:30 AM (ET) to discuss its fourth quarter 2020 results. Investors can access the call by dialing 877-271-1828 and entering 32496685 as the conference ID number. The call will also be available via live webcast at https://www.webcaster4.com/Webcast/Page/2271/39987. Webcast participants should allot extra time to register before the webcast begins.

A replay of the call will be available shortly after the call ends on February 25, 2021 through March 11, 2021. To access the replay, dial 877-656-8905 and enter 32496685 as the conference ID number. The archived webcast will also be available at https://www.webcaster4.com/Webcast/Page/2271/39987 for one year.

About Vector Group Ltd.

Vector Group is a holding company for Liggett Group LLC, Vector Tobacco Inc., New Valley LLC, and Douglas Elliman Realty, LLC. Additional information concerning the company is available on the Company’s website, www.VectorGroupLtd.com.

Forward-Looking and Cautionary Statements

This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts, including statements regarding the current or anticipated impact of the COVID-19 pandemic on our business, made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. In particular, the extent, duration and severity of the spread of the COVID-19 pandemic and economic consequences stemming from the COVID-19 crisis (including a potential significant economic contraction) as well as related risks and the impact of any of the foregoing on our business, results of operations and liquidity could affect our future results and cause actual results to differ materially from those expressed in forward-looking statements.

Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the years ended December 31, 2020 and December 31, 2019. We undertake no responsibility to publicly update or revise any forward-looking statement except as required by applicable law.

[Financial Tables Follow]

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
	(Unaudited)		(Unaudited)
Revenues:
Tobacco*	$286,072	$260,323	$1,204,501	$1,114,840
Real estate	268,518	179,242	798,168	788,871
Total revenues	554,590	439,565	2,002,669	1,903,711

Expenses:
Cost of sales:
Tobacco*	180,446	180,174	795,904	771,130
Real estate	196,616	121,755	571,241	530,449
Total cost of sales	377,062	301,929	1,367,145	1,301,579

Operating, selling, administrative and general expenses	90,924	91,960	329,524	370,007
Litigation settlement and judgment expense	284	95	337	990
Net gains on sales of assets	(1,114)	—	(1,114)	—
Impairments of goodwill and intangible assets	—	—	58,252	—
Restructuring charges	101	—	3,382	—
Operating income	87,333	45,581	245,143	231,135

Other income (expenses):
Interest expense	(28,393)	(35,212)	(121,541)	(138,448)
Loss on extinguishment of debt	—	(4,301)	—	(4,301)
Change in fair value of derivatives embedded within convertible debt	—	6,106	4,999	26,425
Equity in earnings from investments	2,069	17,791	56,268	17,000
Equity in losses from real estate ventures	(17,397)	(31,290)	(44,698)	(19,288)
Other, net	2,660	6,861	(5,456)	21,305
Income before provision for income taxes	46,272	5,536	134,715	133,828
Income tax expense (benefit)	14,016	(5,131)	41,777	32,813

Net income	32,256	10,667	92,938	101,015

Net loss (income) attributed to non-controlling interest	—	39	—	(41)

Net income attributed to Vector Group Ltd.	$32,256	$10,706	$92,938	$100,974

Per basic common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.21	$0.06	$0.60	$0.64

Per diluted common share:

Net income applicable to common share attributed to Vector Group Ltd.	$0.21	$0.06	$0.60	$0.63

* Revenues and cost of sales include federal excise taxes of $106,903, $103,729, $461,532 and $451,256, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income attributed to Vector Group Ltd.	$32,256	$10,706	$92,938	$100,974
Interest expense	28,393	35,212	121,541	138,448
Income tax expense (benefit)	14,016	(5,131)	41,777	32,813
Net (loss) income attributed to non-controlling interest	—	(39)	—	41
Depreciation and amortization	4,296	4,489	17,629	17,851
EBITDA	$78,961	$45,237	$273,885	$290,127
Change in fair value of derivatives embedded within convertible debt (a)	—	(6,106)	(4,999)	(26,425)
Equity in earnings from investments (b)	(2,069)	(17,791)	(56,268)	(17,000)
Equity in losses from real estate ventures (c)	17,397	31,290	44,698	19,288
Loss on extinguishment of debt	—	4,301	—	4,301
Stock-based compensation expense (d)	2,471	2,347	9,483	9,469
Litigation settlement and judgment expense (e)	284	95	337	990
Impact of MSA settlement (f)	13	—	299	—
Restructuring charges (g)	101	—	3,382	—
Net gains on sales of assets	(1,114)	—	(1,114)	—
Impairments of goodwill and intangible assets (h)	—	—	58,252	—
Other, net	(2,660)	(6,861)	5,456	(21,305)
Adjusted EBITDA attributed to Vector Group Ltd.	$93,384	$52,512	$333,411	$259,445

Adjusted EBITDA Attributed to Vector Group Ltd. by Segment
Tobacco	$81,889	$62,107	$328,049	$270,465
Real Estate (i)	17,071	(5,334)	21,782	6,103
Corporate and Other	(5,576)	(4,261)	(16,420)	(17,123)
Total	$93,384	$52,512	$333,411	$259,445

a.Represents income recognized from changes in the fair value of the derivatives embedded in the Company’s convertible debt.
b.Represents equity in earnings recognized from investments that the Company accounts for under the equity method. Included in the amount are equity in earnings (losses) of $0, $436, $53,424 and ($410) from Ladenburg Thalmann Financial Services for the three months and years ended December 31, 2020 and 2019 respectively; and $16,377 and $16,452 from Castle Brands for the three months and year ended December 31, 2019.
c.Represents equity in losses recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
d.Represents amortization of stock-based compensation.
e.Represents accruals for product liability litigation in the Company’s tobacco segment.
f.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
g.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
h.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
i.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $16,723, negative $5,693, $22,054 and $5,333 for the fourth quarter and full year ended December 31, 2020 and 2019, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income attributed to Vector Group Ltd.	$32,256	$10,706	$92,938	$100,974

Change in fair value of derivatives embedded within convertible debt	—	(6,106)	(4,999)	(26,425)
Non-cash amortization of debt discount on convertible debt	—	5,095	5,276	24,813
Loss on extinguishment of debt	—	4,301	—	4,301
Litigation settlement and judgment expense (a)	284	95	337	990
Impact of MSA settlement (b)	13	—	299	—
Impact of net interest expense capitalized to real estate ventures	102	10,701	3,117	13,189
Adjustment for derivative associated with acquisition of 29.41% of Douglas Elliman Realty, LLC	(66)	(3,157)	(2,149)	(3,157)
Restructuring charges (c)	101	—	3,382	—
Impairments of goodwill and intangible assets (d)	—	—	58,252	—
Total adjustments	434	10,929	63,515	13,711

Tax expense related to adjustments	(135)	(3,789)	(16,983)	(4,553)

Adjusted Net Income attributed to Vector Group Ltd.	$32,555	$17,846	$139,470	$110,132

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.21	$0.11	$0.91	$0.70

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Company’s Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED OPERATING INCOME
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Operating income	$87,333	$45,581	$245,143	$231,135

Litigation settlement and judgment expense (a)	284	95	337	990
Restructuring charges (b)	101	—	3,382	—
Impact of MSA settlement (c)	13	—	299	—
Net gains on sales of assets	(1,114)	—	(1,114)	—
Impairments of goodwill and intangible assets (d)	—	—	58,252	—
Total adjustments	(716)	95	61,156	990

Adjusted Operating Income	$86,617	$45,676	$306,299	$232,125

a.Represents accruals for product liability litigation in the Company’s tobacco segment.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.
d.Represents non-cash intangible asset impairment charges in the Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF TOBACCO ADJUSTED OPERATING INCOME
AND TOBACCO ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Tobacco Adjusted Operating Income:
Operating income from tobacco segment	$79,722	$60,036	$319,536	$261,630

Litigation settlement and judgment expense (a)	284	95	337	990
Impact of MSA settlement (b)	13	—	299	—
Total adjustments	297	95	636	990

Tobacco Adjusted Operating Income	$80,019	$60,131	$320,172	$262,620

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Tobacco Adjusted EBITDA:
Operating income from tobacco segment	$79,722	$60,036	$319,536	$261,630

Litigation settlement and judgment expense (a)	284	95	337	990
Impact of MSA settlement (b)	13	—	299	—
Total adjustments	297	95	636	990

Tobacco Adjusted Operating Income	80,019	60,131	320,172	262,620

Depreciation and amortization	1,870	1,976	7,877	7,824
Stock-based compensation expense	—	—	—	21
Total adjustments	1,870	1,976	7,877	7,845

Tobacco Adjusted EBITDA	$81,889	$62,107	$328,049	$270,465

a.    Represents accruals for product liability litigation in the Company’s tobacco segment.
b.    Represents the Company’s tobacco segment’s settlement of long-standing disputes related to the Master Settlement Agreement.

TABLE 6
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF REAL ESTATE SEGMENT (NEW VALLEY LLC) ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net loss attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$(5,008)	$(24,908)	$(75,910)	$(11,440)
Interest expense (a)	29	228	268	913
Income tax benefit (a)	(1,702)	(11,397)	(27,674)	(5,884)
Net (loss) income attributed to non-controlling interest (a)	—	(39)	—	41
Depreciation and amortization	2,196	2,268	8,874	9,033
EBITDA	$(4,485)	$(33,848)	$(94,442)	$(7,337)
(Income) loss from non-guarantors other than New Valley LLC	(16)	(6)	45	51
Equity in losses from real estate ventures (b)	17,397	31,290	44,698	19,288
Restructuring charges (c)	101	—	3,382	—
Loss on sale of asset	1,169	—	1,169	—
Impairments of goodwill and intangible assets (d)	—	—	58,252	—
Other, net	2,890	(2,785)	8,575	(5,929)
Adjusted EBITDA attributed to New Valley LLC	$17,056	$(5,349)	$21,679	$6,073

Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$17,071	$(5,334)	$21,782	$6,103
Corporate and Other	(15)	(15)	(103)	(30)
Total (f)	$17,056	$(5,349)	$21,679	$6,073

a.Amounts are derived from Vector Group Ltd.’s Condensed Consolidated Financial Statements. See Exhibit 99.2 “Condensed Consolidating Financial Information” contained in Vector Group Ltd.’s Form 10-K for the year ended December 31, 2020 and Note 14 contained in Vector Group Ltd.’s Form 10-K for the period ended December 31, 2019.
b.Represents equity in losses recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
c.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
d.Represents non-cash intangible asset impairment charges in the Real Estate segment related to the goodwill and trademark of the Douglas Elliman Realty, LLC reporting unit.
e.Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $16,723, negative $5,693, $22,054 and $5,333 for the three months and year ended December 31, 2020 and 2019, respectively.
f.New Valley’s Adjusted EBITDA does not include an allocation of Vector Group Ltd.’s “Corporate and Other” segment expenses (for purposes of computing Adjusted EBITDA contained in Table 2 of this press release) of $5,576, $4,261, $16,420 and $17,123 for the three months and year ended December 31, 2020 and 2019, respectively.

TABLE 7
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF DOUGLAS ELLIMAN REALTY, LLC ADJUSTED EBITDA
ATTRIBUTED TO REAL ESTATE SEGMENT
(Unaudited)
(Dollars in Thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income (loss) attributed to Douglas Elliman Realty, LLC	$14,034	$(432)	$(48,210)	$6,185
Interest expense	—	2	1	8
Income tax expense (benefit)	172	2	(5)	368
Depreciation and amortization	2,132	2,181	8,537	8,638
Douglas Elliman Realty, LLC EBITDA	$16,338	$1,753	$(39,677)	$15,199
Equity in earnings from real estate ventures (a)	(4)	(7,080)	(30)	(8,472)
Restructuring charges (b)	101	—	3,382	—
Loss on sale of asset	1,169	—	1,169	—
Impairments of goodwill and intangible assets (c)	—	—	58,252	—
Other, net	(881)	(366)	(1,042)	(1,394)
Douglas Elliman Realty, LLC Adjusted EBITDA attributed to Real Estate Segment	$16,723	$(5,693)	$22,054	$5,333

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents restructuring charges related to Douglas Elliman Realty, LLC’s realignment of administrative support functions, office locations and business model.
c.Represents non-cash intangible asset impairment charges related to the goodwill and trademark of Douglas Elliman Realty, LLC.